UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 5, 2019

(Exact name of registrant as specified in its charter)

Delaware	001-35720	45-3052669
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 Koch Road, Suite K, Corte Madera, California 94925

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 924-1005

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	RH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

RH (the “Company”) is filing this Current Report on Form 8-K/A solely to update the Company’s fiscal year 2019 adjusted diluted EPS guidance which is set forth in the Fourth Quarter and Fiscal 2019 Outlook table as disclosed in a press release issued on December 4, 2019 announcing the Company’s financial results for the quarterly period ended November 2, 2019 (the “Original Press Release”) due to a miscalculation of the adjusted diluted share count at the time of the filing of the Original Press Release. The correct adjusted diluted EPS is $11.42 - $11.54, and the associated % growth vs. prior year is 46% - 48%. The Company has not made changes to the other information furnished with the original Form 8-K.

Item 2.02. Results of Operations and Financial Condition.

On December 4, 2019, the Company released its financial results for the third quarter ended November 2, 2019 by issuing its third quarter fiscal year 2019 shareholder letter as part of a press release and posting such release on its website. On December 5, 2019, prior to the open for trading of the Company’s common stock the Company issued a corrected version of the press release, and posted such corrected release on its website. A copy of the press release, as corrected, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information provided in this Item 2.02, including Exhibit 99.1, is intended to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

RH is also disclosing that it may use the rh.com, restorationhardware.com, and ir.rh.com websites as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Shareholder letter dated December 4, 2019 – RH Reports Record Third Quarter Fiscal 2019 Results, as corrected.

104	Cover Page Interactive Data File––the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2019	By:	/s/ Jack Preston
Jack Preston
Chief Financial Officer